IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:)	CASE NO. 13-16126 (RJH)
Electric Transportation Engineering Corporation)	
)	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
)	MONTH OF OCTOBER 2013
)	DATE PETITION FILED: SEPTEMBER 16, 2013
Debtor)	TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: All assets sold, winding down operations

DATE DISCLOSURE STATEMENT FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	11/25/2013
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating	Credit Card	Blink		
	#6400	#9124	#8207		
Balance at Beginning of Period	608,471	16,710	9,330		634,512
RECEIPTS					
Cash Sales					
Accounts Receivable	248,720	69,781			318,501
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity	133,141	3,246			136,387
Other (attach list)					
TOTAL RECEIPTS	381,861	73,027			454,888
DISBURSEMENTS					
Business - Ordinary Operations	106,280	4,205			110,484
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)-void check					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	106,280	4,205			110,484
Balance at End of Month	884,052	85,533	9,330		978,915

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	110,484
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	110,484

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	10/30/2013	1/1/13 - 10/30/13	9/17/13 -10/30/13
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	31,433,830	483,432
Less: Returns & Discounts			
Net Revenue	0	31,433,830	483,432
COST OF GOODS SOLD			
Material	0	7,257,584	142,675
Direct Labor		2,392,921	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	53,831	53,831	53,831
Blink Cost of Revenue Share		291,516	16,860
Depreciation in COGs - Project Assets		17,859,801	2,310,569
Total Cost of Goods Sold	53,831	27,855,653	2,545,381
GROSS PROFIT	-53,831	3,578,177	-2,061,949
OPERATING EXPENSES			
Officer/Insider Compensation		0	0
Selling & Marketing (attach detail)		2,733,458	6,005
General & Administrative (attach detail)	272,904	8,340,431	446,041
Other Expenses (attach detail)		1,839,565	142,143
Total Operating Expenses	272,904	12,913,454	594,189
Income Before Non-operating Income and Expense	-326,735	-9,335,277	-2,656,138
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	-33,397	-1,200
Other Expense (attach list)		30,680	-1,072
Interest Expense		6,596	269
Depreciation/Depletion		0	0
Amortization		0	0
Net Other Income & Expense	0	3,879	-2,003
Income Before Reorganization Expense	-326,735	-9,339,156	-2,654,135
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss		14,269,095	14,269,095
Gain / Loss on Sale of Assets	114,526	114,526	114,526
Total Reorganization Expenses	114,526	14,383,621	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-441,261	-23,722,777	-17,037,756

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/30/2013	1/1/13 - 10/30/13	9/17/13 -10/30/13
	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related		1,997,397	4,530
Telephone		21,285	86
Travel and Meals		163,691	0
Office / Postage		26,229	0
Professional		66,406	0
Marketing		320,117	715
Web Development		77,085	0
License and Dues		44,898	475
Other		16,350	199
	0	2,733,458	6,005
General and Administrative			
G&A Labor and employee related	114,724	4,512,359	211,852
Telephone	5,833	181,636	10,787
Travel and Meals	55	738,750	3,167
Recruiting	0	140,100	0
Office / Postage	1,133	36,573	1,225
Professional Fees	4,556	390,581	14,429
Vehicles	4,240	9,051	3,659
Computer and IT	45,746	798,772	52,347
Marketing	35,800	61,286	36,119
Small Tools	0	49,779	0
Certification Expense	469	104,733	30,779
Dues and Subscriptions	0	44,850	2,553
Rent, Utilities and Maintenance	28,907	529,108	33,285
Business Insurance	27,348	274,358	41,423
Property Tax	0	419,068	0
Other	4,093	49,427	4,416
	272,904	8,340,431	446,041
Other Expenses			
Depreciation Expense		616,976	145,452
R&D Labor and employee related		416,395	0
R&D Travel		9,111	0
R&D expense		485,871	-3,309
R&D Development		311,213	0
	0	1,839,566	142,143

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) curr and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/30/2013	9/30/2013
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	978,915	634,512
Restricted Cash		
Total Cash	**978,915**	**634,512**
Accounts Receivable (net)	105,336	418,525
Inventory		0
Notes Receivable		
Prepaid Expenses - Deposit	8,897	8,897
Other (attach list)	0	0
Total Current Assets	**1,093,148**	**1,061,934**
Property, Plant & Equipment		0
Less: Accumulated Depreciation		0
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receviable (4A)	3,978,744	0
Other- Asset held for sale	0	4,300,000
TOTAL ASSETS	**5,071,892**	**5,361,934**
POST-PETITION LIABILITIES		
Accounts Payable	236,457	99,794
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	173,837	53,801
Other - Accrual Vacation and Wages	5,496	
Total Post-Petition Liabilities	**415,790**	**153,595**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,504,207	8,615,183
Total Pre-Petition Liabilities	96,171,303	96,282,279
TOTAL LIABILITIES	**96,587,093**	**96,435,874**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,037,756	-16,596,495
Direct Charges to Equity	0	
Total Equity	**-91,515,201**	**-91,073,940**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,071,892**	**5,361,934**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/30/2013 CURRENT MONTH	9/30/2013 PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-173,837	-53,801
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-173,837**	**-53,801**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	3,978,744	0
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receviable	**3,978,744**	**0**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,063,413	-85,922,121
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,732,730**	**-87,591,438**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/30/2013	9/30/2013
Other Liabilities	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	5,929,625	5,929,625
Blink Hosts	90,843	90,843
Accrued Payroll	0	101,638
Accrued Liabilities	2,283,743	2,283,743
Sales Tax payable	199,995	209,334
	8,504,207	8,615,183

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	149,386	69,882	54,727	24,777
Less Amount Considered Uncollectible	-44,050		-19,273	-24,777
Net Accounts Receivable	105,336	69,882	35,454	0

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
All assets were impaired at 9/30/13 in anticipation of being sold. All have been sold as of 10/15/13.

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	236,457	236,457	0	0	0
Taxes Payable	0	0			0
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	0
Other (attach list)					
Total Post-Petition Liabilities					

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Vend Name	Amount	Future	Current
A-1 SELF STORAGE	177		177
ARIZONA PUBLIC SERVICE	6,761		6,761
BOX.NET INC	966		966
CAMPBELL STATION SELF STORAGE	85		85
CISCO SYSTEMS CAPITAL CORPORATION	4,783		4,783
CITY OF GARLAND	211		211
CITY OF PHOENIX-WATER SERVICES	1,239		1,239
CORVUS ENERGY LTD	4,658		4,658
FEDEX FREIGHT	336		336
GUARD O MATIC, INC	141		141
HOME DEPOT	61		61
INNERGY POWER CORPORATION	220		220
NISSAN MOTOR ACCEPTANCE CORP	352		352
PGE	65		65
PREMIER DOCUMENT SHREDDING INC	90		90
PUBLIC STORAGE #20901	297		297
PUBLIC STORAGE #21809	162		162
PUBLIC STORAGE #25540	174		174
PUBLIC STORAGE #64343	157		157
San Diego Gas & Electric	766		766
SILVERWINGS UNIQUE INC	3,150		3,150
SOUTHERN CALIFORNIA EDISON	-92		-92
SPRINT	71,834		71,834
TECHNICAL PROFESSIONALS GROUP, LLC	8,106		8,106
UNITED PARCEL SERVICE	176		176
US POSTAGE METER CENTER, INC	686		686
Grand Total Account Payable	105,561		105,561
Intertek / CCGI	96,823		96,823
Blink Customer	34,073		34,073
TOTAL PAYABLES	236,457		236,457

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 4

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: OCTOBER 2013

Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
10/2/13	SATURN ELECTRIC INC	Installation services - Chargers	16,725.00
10/10/13	CITY OF PHOENIX-WATER SERVICES	Water service	80.09
10/15/13	CITY OF PHOENIX-WATER SERVICES	Water service	302.25
10/16/13		Monthly fee credit cash machine	54.03
10/21/13	Vertex	Sales and Use tax filing	9,240.04
10/28/13	CITY OF PHOENIX-WATER SERVICES	Water service	166.11
10/3/13	ADP Payroll service	401K deposits	6,255.40
10/15/13	ADP Payroll service	401K deposits	6,327.69
10/28/13	ADP Payroll service	401K deposits	3,733.23
		Total Cash/Electronic Disbursements	42,883.84

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23204	10/1/13	VOID	VOID - from prior month	(450.74)
23208	10/2/13	VOID	VOID - from prior month	(249.00)
23217	10/11/13	VOID	VOID - from prior month	(64.96)
23225	10/2/13	A-1 SELF STORAGE	Rent	177.00
23226	10/2/13	ANDREW W SALTER III	Rent	2,052.00
23227	10/2/13	VOID	VOID	
23228	10/2/13	CAMPBELL STATION SELF STORAGE	Rent	75.00
23229	10/2/13	VOID	Employee Expense reimbursement	
23230	10/2/13	DAN HOWARD	Employee Expense reimbursement	579.37
23231	10/2/13	JOHN HOWELL	Employee Expense reimbursement	46.34
23232	10/2/13	JASON SMITH	Employee Expense reimbursement	112.50
23233	10/2/13	KENNETH SULLIVAN	Employee Expense reimbursement	450.74
23234	10/2/13	MARK D. HUBBARD	Employee Expense reimbursement	134.00
23235	10/2/13	MICHAEL JOHNS	Employee Expense reimbursement	132.35
23236	10/2/13	MICHAEL MARTIN	Employee Expense reimbursement	43.90
23237	10/2/13	PEGGY PROSSER	Employee Expense reimbursement	86.10
23238	10/2/13	PAULA SMITH	Employee Expense reimbursement	180.00
23239	10/2/13	PUBLIC STORAGE #64343	Rent	157.00
23240	10/2/13	PUBLIC STORAGE #21809	Rent	162.00
23241	10/2/13	PUBLIC STORAGE #25540	Rent	174.00
Total checks listed on this page				3,797.60
Total checks listed on continuation pages				59,598.14

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	106,279.58

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: OCTOBER 2013
Account # 6400
Bank Name Bank of America

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23242	10/2/13	PUBLIC STORAGE #20901	Rent	297.00
23243	10/2/13	RAILROAD PROPERTIES, LLC	Rent	14,023.62
23244	10/2/13	RICHARD JACOBSON	Employee Expense reimbursement	123.00
23245	10/2/13	SHANDY L HANKE	Employee Expense reimbursement	259.85
23246	10/2/13	STEPHEN SCHEY	Employee Expense reimbursement	40.00
23247	10/2/13	WASTE MANAGEMENT	Waste Removal	408.46
23248	10/2/13	KENNETH SULLIVAN	Employee Expense reimbursement	464.25
23249	10/2/13	VEERACHART MURPHY dba CNG MOTORS LLC	Transportation of vehicles	4,050.00
23250	10/2/13	STEPHANIE COX	Employee Expense reimbursement	249.00
23251	10/11/13	GREG POSTON	Employee Expense reimbursement	76.96
23252	10/14/13	VOID	VOID	
23253	10/11/13	SHANDY L HANKE	Employee Expense reimbursement	18.17
23254	10/17/13	VOID	VOID	
23255	10/17/13	AFFILIATED BUILDING MAINTENANCE	Janitorial	2,932.50
23256	10/17/13	AT&T MOBILITY	Phones	5,007.16
23257	10/17/13	ARIZONA PUBLIC SERVICE	Electricity	2,344.36
23258	10/17/13	8X8 INC	Phones	2,879.94
23259	10/17/13	AZUSA LIGHT & WATER	Water	78.88
23260	10/17/13	BOX.NET INC	IT infrastructure	848.04
Total checks listed on this page				34,101.19
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: OCTOBER 2013
Account # 6400
Bank Name Bank of America

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23261	10/17/13	CITY TREASURER - TACOMA	Utilities of Chargers	57.40
23262	10/17/13	THE CREATIVE GROUP	Temporary Agency	532.80
23263	10/17/13	DIGI INTERNATIONAL	Blink Device Manager Service	33.85
23264	10/17/13	DIGITAL THE FRUTH GROUP	Copier maintenance	260.49
23265	10/17/13	FEDERAL EXPRESS	Freight	150.26
23266	10/17/13	IRON MOUNTAIN RECORDS MANAGEMENT INC	Record retention	215.44
23267	10/17/13	LOGICALIS, INC	Customer service and IT data storage	20,583.53
23268	10/17/13	PACIFIC GAS & ELECTRIC COMPANY	Utilities of Chargers	8.20
23269	10/17/13	PGE	Utilities of Chargers	390.27
23270	10/17/13	San Diego Gas & Electric	Utilities of Chargers	23.17
23271	10/17/13	SOUTHERN CALIFORNIA EDISON	Utilities of Chargers	187.22
23272	10/24/13	VOID	VOID	0.00
23273	10/17/13	UNDERWRITERS LABORATORIES	Engineering	469.00
23274	10/17/13	UNITED PARCEL SERVICE	Freight	198.25
23275	10/17/13	VERIZON WIRELESS	Phones	32.57
23276	10/17/13	XO HOLDINGS, LLC dba	Internet	2,033.84
23277	10/17/13	VOID	VOID	0.00
23278	10/17/13	ARIZONA PUBLIC SERVICE	Utilities	241.94
23279	10/17/13	CITY OF PHOENIX-WATER SERVICES	Water	78.72
Total checks listed on this page				25,496.95
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: OCTOBER 2013
Account # 9124

Bank Name Bank of America

Cash/Electronic Disbursements

Date	Payee	Purpose	Amount
10/1/13	AMEX fee	Use of credit cards	88
10/2/13	Moneris Fee	Use of credit cards	3,599
10/7/13	Credits to Network customer	Credits to network customer	484
10/21/13	AMEX fee	Use of credit cards	34
		Total Cash/Electronic Disbursements	4,205

CHECKS ISSUED

Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	4,205